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                                                                   EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 18, 1997, included in Western Wireless Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



/S/ Arthur Andersen

Seattle, Washington
June 6, 1997